    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 27, 1999
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                             INVITROGEN CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                        2836                        33-0373077
 (State or other jurisdiction        (Primary Standard              (I.R.S. Employer
              of                        Industrial               Identification Number)
incorporation or organization)  Classification Code Number)

                              1600 FARADAY AVENUE
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 603-7200

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         ------------------------------

                                 JAMES R. GLYNN
                            CHIEF FINANCIAL OFFICER
                             INVITROGEN CORPORATION
                              1600 FARADAY AVENUE
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 603-7200

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                                   COPIES TO:

            CAMERON JAY RAINS, ESQ.                                  MICHAEL W. HALL, ESQ.
            JEFFREY T. BAGLIO, ESQ.                                HOWARD L. ARMSTRONG, ESQ.
        Gray Cary Ware & Freidenrich LLP                                Latham & Watkins
        4365 Executive Drive, Suite 1600                           701 "B" Street, Suite 2100
              San Diego, CA 92121                                     San Diego, CA 92101
                 (858) 677-1400                                          (619) 236-1234

                         ------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                            ------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-87085

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                           --------------------------

                        CALCULATION OF REGISTRATION FEE

                                                           PROPOSED MAXIMUM     PROPOSED MAXIMUM
      TITLE OF EACH CLASS OF              AMOUNT TO       OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
    SECURITIES TO BE REGISTERED         BE REGISTERED            SHARE                PRICE          REGISTRATION FEE
Common Stock, $0.01 par value......   1,035,000 shares          $25.00             $25,875,000            $7,194

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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
            INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON
                         FORM S-1 (FILE NO. 333-87085)

    Invitrogen Corporation (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-87085) declared effective on October 26, 1999 by the Securities and Exchange Commission, including each of the documents filed by the Company with the Commission as exhibits thereto.

                                 CERTIFICATION

    The Company hereby certifies to the Commission that (i) it has instructed its bank to wire transfer the filing fee of $7,194 for this Registration Statement, (ii) the Company will not revoke such instructions and (iii) the Company has sufficient funds in its account to cover the amount of such filing fee.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carlsbad, County of San Diego, State of California, on the 27th day of October, 1999.

                                                       INVITROGEN CORPORATION

                                                       By:                      *
                                                            -----------------------------------------
                                                                          James R. Glynn
                                                            Executive Vice President, Chief Financial
                                                                       Officer and Director

    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                   SIGNATURE                                   TITLE                      DATE
                                                  President, Chief Executive
                       *                            Officer and Chairman of the
     --------------------------------------         Board of Directors              October 27, 1999
                 Lyle C. Turner                     (PRINCIPAL EXECUTIVE OFFICER)

                                                  Executive Vice President, Chief
                       *                            Financial Officer and
     --------------------------------------         Director                        October 27, 1999
                 James R. Glynn                     (PRINCIPAL FINANCIAL AND
                                                    ACCOUNTING OFFICER)

                       *
     --------------------------------------       Executive Vice President and      October 27, 1999
                David E. McCarty                    Director

                       *
     --------------------------------------       Director                          October 27, 1999
              Bradley G. Lorimier

                       *
     --------------------------------------       Director                          October 27, 1999
                Donald W. Grimm

                       *
     --------------------------------------       Director                          October 27, 1999
                Kurt R. Jaggers

                   SIGNATURE                                   TITLE                      DATE
                       *
     --------------------------------------       Director                          October 27, 1999
                  Jay M. Short

                       *
     --------------------------------------       Director                          October 27, 1999
                Lewis J. Shuster

*By:               /s/ WARNER R. BROADDUS
             ---------------------------------
                     Warner R. Broaddus                                                   October 27, 1999
                      ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS

     EXHIBIT
     NUMBER                      DESCRIPTION OF DOCUMENT

          5.1  Opinion of Gray Cary Ware & Freidenrich LLP

         23.1  Consent of Arthur Andersen LLP, Independent Public
                 Accountants

         23.2  Consent of Gray Cary Ware & Freidenrich LLP (included in
                 Exhibit 5.1)